Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 5 TO CREDIT AGREEMENT

AMENDMENT NO. 5 TO CREDIT AGREEMENT, dated as of May 12, 2025 (this “Amendment”) is entered into among PARAMOUNT GLOBAL (previously known as VIACOMCBS INC.), a Delaware corporation (“Paramount”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used and not otherwise defined herein (including in the preliminary statements hereto) have the meanings assigned to them in the Existing Credit Agreement or the Credit Agreement (as defined below), as the context requires.

WHEREAS, Paramount, the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto, and the Administrative Agent entered into that certain Amended and Restated Credit Agreement dated as of January 23, 2020 (as amended pursuant to Amendment No. 1 dated as of December 9, 2021, Amendment No. 2 dated as of February 14, 2022, and Amendment No. 3 dated as of March 3, 2023, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”).

WHEREAS, Paramount, the Subsidiary Borrowers party thereto, the Lenders party thereto, and the Administrative Agent entered into that certain Amendment No. 4 dated as of August 1, 2024 (“Amendment No. 4”), in which certain Transaction Closing Date Amendments (as defined in Amendment No. 4) are to become operative on the Amendments Operative Date (as defined in Amendment No. 4).

WHEREAS, Paramount has requested to amend certain provisions of the Existing Credit Agreement on the terms, and subject to the conditions, set forth herein (the “Proposed Amendments”).

WHEREAS, each Lender party hereto, constituting the Required Lenders under the Existing Credit Agreement, has agreed to the Proposed Amendments, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 hereof, on the Amendment No. 5 Effective Date (as defined below) the Existing Credit Agreement is hereby amended as follows:

(a) The definition of “Consolidated Total Leverage Ratio” as set forth in Section 1.01 is hereby amended and restated to read as follows:

“Consolidated Total Leverage Ratio” shall mean, as of the last day of each fiscal quarter, (a) with respect to any fiscal quarter ending on or after March 31, 2022, and on or prior to June 30, 2024, the ratio of (i) (x) Consolidated Indebtedness on such date minus (y) the aggregate amount of Unrestricted Cash as of such date to (ii) Consolidated EBITDA for the twelve month period ending on such date and (b) with respect to any other fiscal quarter thereafter, the ratio of (i) (x) Consolidated Indebtedness on such date minus (y) the lesser of (A) the aggregate amount of Unrestricted Cash as of such date and (B) $3,000,000,000 to (ii) Consolidated EBITDA for the twelve month period ending on such date.

(b) The definition of “Consolidated EBITDA” as set forth in Section 1.01 is hereby amended and restated to read as follows:

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“Consolidated EBITDA” shall mean, with respect to Paramount and its Consolidated Subsidiaries (excluding Discontinued Operations) for any period, operating profit (loss), plus other income (loss), plus interest income, plus depreciation and amortization (excluding amortization related to programming rights, prepublication costs, videocassettes and DVDs), excluding (a) gains (losses) on sales of assets (except (I) gains (losses) on sales of inventory sold in the ordinary course of business and (II) gains (losses) on sales of other assets if such gains (losses) are less than $10,000,000 individually and less than $50,000,000 in the aggregate during such period), (b) other non-cash items (including (i) provisions for losses and additions to valuation allowances, (ii) provisions for restructuring, litigation and environmental reserves and losses on the Disposition of businesses, (iii) pension settlement charges, (iv) non-cash charges associated with grants of stock options, employee stock purchase plans and other equity-based compensation awards to employees and directors, in each case under this clause (iv) that are expensed in accordance with ASC 718, and (v) impairment charges), (c) expenses incurred in connection with acquisitions, Dispositions or merger transactions in accordance with ASC 805 and (d) cash items associated with provisions for restructuring or other business optimization programs, litigation and environmental reserves and losses on the Disposition of businesses; provided that the aggregate amount added back to Consolidated EBITDA pursuant to this clause (d) for any period shall not exceed 15% of Consolidated EBITDA (calculated after to giving effect to any add backs pursuant to this clause (d)) for such period).

SECTION 2. Representations and Warranties. Paramount hereby represents and warrants to the Administrative Agent and each Lender party hereto on the Amendment No. 5 Effective Date, that:

(a) This Amendment has been duly executed and delivered by Paramount and constitutes a legal, valid and binding obligation of Paramount, enforceable in accordance with its terms except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) On and as of the date hereof, (i) each of the representations and warranties set forth in Article III of the Existing Credit Agreement are true and correct in all material respects on and as of such date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2(b), the representations and warranties contained in Sections 3.2, 3.3 and 3.11 of the Existing Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 5.1 of the Existing Credit Agreement and (ii) no Event of Default described in paragraphs (a), (f) or (g) of Article VI of the Existing Credit Agreement has occurred and is continuing.

SECTION 3. Effectiveness of this Amendment. This Amendment shall become effective as of the first date (the “Amendment No. 5 Effective Date”) on which the Administrative Agent shall have executed a counterpart of this Amendment and shall have received from Paramount and each Lender party hereto, constituting the Required Lenders, either (i) a counterpart of this Amendment signed on behalf of such parties or (ii) written evidence satisfactory to the Administrative Agent (which may include email transmission of a signed signature page of this Amendment) that such parties have signed a counterpart of this Amendment.

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The Administrative Agent shall promptly notify Paramount and the Lenders of the Amendment No. 5 Effective Date, and such notice shall be conclusive and binding.

SECTION 4. Effect of Amendment; No Novation.

(a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders or the Issuing Lenders under the Existing Credit Agreement and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, all of which shall continue in full force and effect in accordance with the provisions thereof. Nothing herein shall be deemed to entitle any of the Borrowers on any other occasion to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement in similar or different circumstances. Neither this Amendment nor any provision hereof may be waived, amended or modified except in accordance with the provisions of Section 9.8 of the Existing Credit Agreement.

(b) On and after the Amendment No. 5 Effective Date, (i) each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, as used in the Existing Credit Agreement, shall refer to the Credit Agreement and (ii) each reference in Amendment No. 4 to “the Existing Credit Agreement” shall refer to the Credit Agreement as amended hereby. For the avoidance of doubt, the Transaction Closing Date Amendments (as defined in Amendment No. 4) shall include the Proposed Amendments except that the reference to “Paramount” in Section 1(b) shall be deemed to refer to “New Paramount” upon the effectiveness of the Transaction Closing Date Amendments. This Amendment shall constitute a Loan Document for all purposes of the Existing Credit Agreement and the Credit Agreement.

(c) Neither this Amendment nor the effectiveness of the amendments to the Existing Credit Agreement effected hereby shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of any of the obligations outstanding under the Existing Credit Agreement, which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Amendment or the Existing Credit Agreement shall be construed as a release or other discharge of any of the Borrowers under the Existing Credit Agreement from any of its obligations and liabilities thereunder, as amended hereby.

SECTION 5. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by fax, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

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SECTION 6. Entire Agreement. This Amendment, the Credit Agreement, together with all other Loan Documents, embody the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof. This Amendment shall constitute a Loan Document.

SECTION 7. Governing Law. This Amendment shall be construed, and the rights of the parties hereto determined, in accordance with and governed by the law of the State of New York.

SECTION 8. Incorporation by Reference. Sections 9.10, 9.11, 9.13 and 9.14 of the Existing Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

PARAMOUNT GLOBAL

By:	/s/ James C. Morrison
Name:	James C. Morrison
Title:	Executive Vice President, Treasurer

Amendment No. 5 to Credit Agreement

JPMORGAN CHASE BANK, N.A., as the Administrative Agent and a Lender,

By:	/s/ Ryan Zimmerman
Name:	Ryan Zimmerman
Title:	Executive Director

Amendment No. 5 to Credit Agreement

CITBANK N.A., as a Lender,

By:	/s/ Michael Vondriska
Name:	Michael Vondriska
Title:	Vice President

Amendment No. 5 to Credit Agreement

BANK OF AMERICA, N.A., as a Lender,

By:	/s/ Jonathan Tristan
Name:	Jonathan Tristan
Title:	Director

Amendment No. 5 to Credit Agreement

WELLS FARGO BANK, NA, as a Lender,

By:	/s/ Tracy L. Moosbrugger
Name:	Tracy L. Moosbrugger
Title:	Managing Director

Amendment No. 5 to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender,

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Yvonne Tilden
Name:	Yvonne Tilden
Title:	Managing Director

Amendment No. 5 to Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender,

By:	/s/ Dan Martis
Name:	Dan Martis
Title:	Authorized Signatory

Amendment No. 5 to Credit Agreement

MIZUHO BANK, LTD., as a Lender,

By:	/s/ Tracy Rahn
Name:	Tracy Rahn
Title:	Managing Director

Amendment No. 5 to Credit Agreement

BNP PARIBAS, as a Lender,

By:	/s/ Barbara Nash
Name:	Barbara Nash
Title:	Managing Director

By:	/s/ Maria Mulic
Name:	Maria Mulic
Title:	Managing Director

Amendment No. 5 to Credit Agreement

ROYAL BANK OF CANADA, as a Lender,

By:	/s/ Alfonse Simone
Name:	Alfonse Simone
Title:	Authorized Signatory

Amendment No. 5 to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender,

By:	/s/ Steven J. Correll
Name:	Steven J. Correll
Title:	Senior Vice President

Amendment No. 5 to Credit Agreement

MORGAN STANLEY BANK, N.A, as a Lender,

By:	/s/ Moses Papadopoulos
Name:	Moses Papadopoulos
Title:	Authorized Signatory

Amendment No. 5 to Credit Agreement

MUFG BANK, LTD, as a Lender,

By:	/s/ Tyler Tokunaga
Name:	Tyler Tokunaga
Title:	Vice President

Amendment No. 5 to Credit Agreement

SOCIETE GENERALE, as a Lender,

By:	/s/ Shelley Yu
Name:	Shelley Yu
Title:	Director

Amendment No. 5 to Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION, as a Lender,

By:	/s/ Nabeel Shah
Name:	Nabeel Shah
Title:	Director

Amendment No. 5 to Credit Agreement

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender,

By:	/s/ Allan Kortan
Name:	Allan Kortan
Title:	Authorized Signatory

Amendment No. 5 to Credit Agreement

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, as a Lender,

By:	/s/ Yu Wang
Name:	Yu Wang
Title:	Director

By:	/s/ Yuanyuan Peng
Name:	Yuanyuan Peng
Title:	Executive Director

Amendment No. 5 to Credit Agreement

THE BANK OF NEW YORK MELLON, as a Lender,

By:	/s/ Yipeng Zhang
Name:	Yipeng Zhang
Title:	Senior Vice President

Amendment No. 5 to Credit Agreement

THE NORTHERN TRUST COMPANY, as a Lender,

By:	/s/ Andrew D. Holtz
Name:	Andrew D. Holtz
Title:	Senior Vice President

Amendment No. 5 to Credit Agreement

TRUIST BANK, as a Lender,

By:	/s/ Jim C. Wright
Name:	Jim C. Wright
Title:	Director

Amendment No. 5 to Credit Agreement